EXHIBIT 99


                                  ICONET, INC.
                      8 Gaucho Drive, Rolling Drive Estates
                                 California, USA
                                      90274



June 12, 2002



SEA EMERALD DEVELOPMENT CORP.
1997 Remo Drive
Brightgrove,Ontario
N0N 1C0



Dear Sirs:

RE:      OPTION TO PURCHASE INTEREST IN LANGMUIR TOWNSHIP MINERAL PROPERTY



This Agreement sets forth the general terms and conditions of our agreement concerning the granting of an option by SEA EMERALD (the "Vendor") to ICONET Inc. ("Iconet") to purchase a 100% interest in and to those mineral claims more particularly described in Schedule "A" hereto (including, without limitation, all prospecting, research, exploration, exploitation, operating and mining permits, licenses and leases associated therewith), covering property in Langmuir Township, Porcupine Mining Division, Ontario (the "Property").

In consideration of the sum of $10.00 paid by ICONET to the Vendor, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


1.0      REPRESENTATIONS AND WARRANTIES

1.1      ICONET represents and warrants to the Vendor that:

(a) it is a valid and subsisting corporation duly incorporated and in good standing under the laws of USA ;

(b) entering into this Agreement does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which Iconet is a party;

(c) this Agreement has been authorized by all necessary corporate action on the part of ICONET ; and

(d) its Common shares are currently posted and trading on the Bulleting Board Exchange (the "Exchange").

1.2      The Vendor represents to ICONET that:


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(a)      it is the  beneficial and recorded  owner of the Property and owns 100%
         right,  title and beneficial  interest in the Property;

(b) it has paid all necessary access, administration, assessment and other fees as are required to register, hold title to, and pass good title to the Property;

(d) to the best of its knowledge, other than for aboriginal land claims, there are no adverse claims or challenges against or to the ownership of or title to the Property, nor to the best of its knowledge is there any basis therefor;

(e) save and except as set out in Schedule "B", there do not exist any outstanding agreements or options to acquire or purchase any interest in the Property, or to explore, develop or exploit any mineral claims comprising the Property, and no person has any royalty or other interest whatsoever in the Property or any production therefrom;

(f) entering into this Agreement does not and will not conflict with, and does not and will not result in a breach of, any agreement or instrument to which the Vendor is a party;

(g) it has due and sufficient right and authority to enter into this Agreement and to transfer the Property in accordance with this Agreement; and

(h) there is no remaining assessment work relating to the Property for the 2002 calendar year, and the total assessment work required for the 2002 calendar year is estimated by the Vendor to aggregate $ 12,000.00 CDN All of which remains to be expended and recorded.


2.       GRANT OF OPTION

2.1 The Vendor hereby grants to Iconet an exclusive option (the "Option") to earn an undivided 100% interest in the Property. In order to exercise the Option, ICONET agrees to:

(a) Issue to the Vendor 10,000,000 restricted shares of Common Stock (the "Shares") as follows: 2,000,000 Shares within 5 business days of acceptance of this Agreement ("Acceptance"), and 2,000,000 Shares at six month intervals, commencing six months from the date hereof. Iconet shall not earn any interest in and to the Property until the full 10,000,000 million Shares are issued, at which time Vendor shall prepare and deliver to Iconet clear title in good standing for 100% of the Property. There is no penalty for early issuance of Shares.

(b) Iconet shall pay Vendor a royalty equal to 5% of Net Smelter Returns from production from the Property. The term "Net Smelter Returns" shall be specifically defined by the parties in an addendum to this agreement. The NSR shall be payable quarterly, with payment due 30 days after the end of the prior calendar quarter, together with a detailed accounting of the production and evidencing the calculation of the 5% NSR. Iconet shall, at any time, have the right to buy-back from the Vendor and/ or assignees/ successors, up to a maximum of a 2% NSR from the 5% NSR, leaving Vendor with 3% NSR. The buy-back price shall be at the rate of Cdn$1,000,000 per 1% NSR.

         In the event there is no production from the Property, and Iconet has not exercised its right to buy-back a 2% NSR (or any portion thereof), on or before the fourth anniversary of this agreement (June 12, 2006), then Iconet shall pay minimum annual advance royalty of US$50,000.00, commencing with its first payment due on June 13, 2006, and on like date each year thereafter, during the term of this agreement, in which there is no production from the Property. If Iconet has exercised its buy-back option, or any portion thereof, the obligation to make advance royalty payments shall terminate.

         In the vent Iconet, Inc. defaults on the minimum advance royalty payment, then any and all rights, titles and interests in and to the claims shall revert back to the Vendor upon sixty days' prior written notice to Iconet, Inc., giving Iconet and opportunity to cure such default within such 60 days.

The Share issuance and exploration expenditures referred to above are collectively referred to as the "Option Price". ICONET shall not be required to satisfy all or any of the Option Prices.

2.2 The parties hereto may extend in writing any of the deadlines set out in paragraph 2.1.


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2.3      The Vendor acknowledges that the Shares will be subject to restrictions on resale, including a hold period under the SECURITIES ACT of 1933, as amended (USA), the Rules enacted pursuant thereto, and the policies of the Exchange. The Vendor covenants and agrees with Iconet that he will comply with all applicable rules relating to the resale of the Shares.

2.4 If and when Iconet exercises the Option, the parties agree to negotiate in good faith and enter into an industry standard joint venture agreement to govern the further development of the Property.


3.       EXPLORATION PROGRAMS

3.1 ICONET or its duly authorized representatives shall have full conduct of all exploration programs on the Property prior to the time that the Option is exercised.

3.2 All work performed by Iconet or its representatives shall be performed in a miner-like manner and shall comply with all laws, regulations and permitting requirements of Canada and the Province of Ontario, including compliance with all:

(a)      environmental statutes, guidelines and regulations;

(b)      work permit conditions for lakes and streams; and

(c)      work restrictions relating to forest fire hazards.


4.       RIGHT OF ENTRY

4.1 For so long as the Option continues in full force and effect, Iconet, its employees, agents, permitted assigns and independent contractors shall have the right to:

(a)      enter upon the Property;

(b)      have exclusive and quiet possession of the Property;

(c)      incur expenditures;

(d) bring upon and erect upon the Property such mining facilities as Iconet may consider advisable; and

(e) remove from the Property and sell or otherwise dispose of mineral products.

5.       REGISTRATION AND TRANSFER OF PROPERTY INTERESTS

5.1 Upon the request of ICONET, the Vendor shall assist ICONET to record this Agreement with the appropriate mining recorder. Iconet will be responsible for all reasonable costs associated with this registration.


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5.2      Until ICONET fully exercises the Option hereunder, title to the
         Property shall remain in the name of the Vendor. At such time as ICONET fully exercises the Option, the Vendor agrees to deliver or arrange for delivery of duly executed and recordable transfers transferring an undivided 100% interest in the Property to Iconet within 10 days of the complete exercise of the Option. Iconet will be responsible for all reasonable costs associated with recording this transfer.


6.       COVENANTS

6.1 During the currency of this Agreement and the Option, the Vendor covenants and agrees with Iconet to:

(a) refrain from doing any act or thing which would prevent Iconet from exercising its rights in accordance with the terms and conditions of this Agreement, provided ICONET has and continues to meet all of its obligations hereunder;

(b) make available to ICONET and its representatives all records and files relating to the Property and permit Iconet and its representatives at its own expense to take abstracts therefrom and make copies thereof; and

(c) promptly provide ICONET with any and all notices and correspondence from Government agencies in respect of the Property.

6.2 During the currency of this Agreement and the Option, ICONET covenants and agrees with the Vendor to:

(a) keep the Property in good standing, and free and clear of all liens, charges and encumbrances arising from its own operations hereunder and in good standing by the doing and filing of all necessary work and by the doing of all other acts and things and making all other payments which may be necessary in that regard;

(b) permit the Vendor, or its representatives duly authorized by it in writing, at their own risk and expense, access to the Property at all reasonable times and to all records prepared by Iconet in connection with the work done on or with respect to the Property and furnish the Vendor with annual reports and copies of all data (upon request), in written and electronic format with respect to the work carried out by Iconet on or with respect to the Property and results obtained, together with timely current reports and information on any material results obtained; and

(c) furnish to the Vendor as soon as practical in each year but not later than sixty (60) days after the fiscal year end of Iconet a comprehensive report in written and in electronic format on the work carried out by ICONET on or with respect to the Property during the preceding year and results obtained.


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7.       RIGHT OF ASSIGNMENT

7.1 ICONET may not sell, transfer and otherwise assign any or all of its rights under this Agreement without prior notice to or the prior written consent of the Vendor.


8.       DEFAULTS IN PAYMENT OF OPTION PRICE

8.1 The Option shall terminate if Iconet fails to make any of the payments of the Option Price in accordance with paragraph 2.1 herein within the time periods specified therein.

8.2 If ICONET shall be in default of any requirement other than those set forth in paragraph 2.1 herein, the Vendor shall give written notice to ICONET specifying the default, and Iconet shall not lose any rights granted under this Agreement, unless within thirty calendar days after the giving of notice of default by the Vendor, ICONET has failed to cure the default by the appropriate performance.


9.       FORCE MAJEURE

9.1 ICONET shall not be liable to the Vendor, and shall not be deemed in default hereunder for any failure or delay to pay any portion of the Option Price if, prior to payment thereof, any dispute as to ownership or title to the Property or the minerals therein arises. All times provided for in this Agreement shall be extended for the period commensurate with the period of the delay and, so far as possible, both parties shall take all reasonable steps to remedy the delay caused by the events referred to above.

9.2 Neither party shall be liable to the other party hereto and neither party shall be deemed in default hereunder for any failure or delay to perform any of its covenants and agreements hereunder caused or arising out of any act not reasonably within the control of such party, excluding lack of funds but including without limitation acts of God, strikes, lockouts or other industrial disputes, acts of public enemies, native land claims, blockades, disputes as to Property ownership, war, riots, fire, storm, flood, explosion, government restriction or the obtaining of governmental approvals unavailability of equipment or other causes whether of the kind enumerated above or otherwise. The party affected shall give prompt notice to the other party of the commencement and termination of one of the events referred to above. No right of a party shall be affected for failure or delay of a party to meet any condition of this Agreement, if the failure or delay is caused by one of the events referred to above. All times provided for in this Agreement shall be extended for the period commensurate with the period for the delay and, so far as possible, the party affected shall take all reasonable steps to remedy the delay caused by the events referred to above.


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10.      RETURN OF PROPERTY

10.1 In the event that ICONET should decide that it shall not proceed with the Option, then it will cease to use and shall deliver to the Vendor all reports, maps, drill logs, core assay results and any other relevant technical data in written and electronic format compiled by Iconet with respect to the Property.


11.      MISCELLANEOUS

11.1 Time is of the essence of this Agreement except as otherwise provided for in this Agreement.

11.2 The parties hereto agree that they and each of them will execute all documents and do all acts and things within their respective powers to carry out and implement the provisions or intent of this Agreement.

11.3 Any notice to be required hereunder will be in writing and sent by delivery, facsimile transmission, or prepaid registered mail addressed to the party entitled to receive the same or delivered to such party at the address specified above, or to such other address as either party may give to the other for that purpose. The date of receipt of any notice, demand or other communication hereunder will be the date of delivery if delivered, the date of transmission if sent by facsimile or, if given by registered mail as aforesaid, will be the date on which the notice, demand or other communication is actually received by the addressee.

11.4 This Agreement supersedes any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the Property.

11.5 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors and permitted assigns.

11.6 This Agreement shall be interpreted and construed in accordance with the laws of USA and the parties hereto shall attorn to the courts thereof.

11.7     All amounts set forth in the Agreement are expressed in US dollars.

11.8 This Agreement and the performance of the covenants and obligations of ICONET hereunder are expressly conditional upon the acceptance for filing of this Agreement by the Exchange, which acceptance ICONET agrees to take all reasonably necessary steps to secure forthwith.

11.9 This Agreement may be executed by the parties in counterparts and, when so executed, such parts taken together shall comprise a completely executed agreement.

If the above terms and conditions accurately record your understanding of our agreement, please so acknowledge by signing a copy of this Agreement in the space provided and returning the same to us at your earliest convenience. Upon your execution thereof, this Agreement will constitute a legal and binding agreement in accordance with its terms.


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Yours truly,

ICONET INCORPORATION.



/s/ RANDY MILLER
____________________
Randy Miller
Authorized Signatory


THE FOREGOING IS HEREBY CONFIRMED, ACKNOWLEDGED AND ACCEPTED THIS 12TH DAY OF JUNE, 2002:


SEA EMERALD DEVELOPMENT CORP.



Per:     /s/
            _________________________________________
         Authorized Signatory





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                                  SCHEDULE "A"

                             DESCRIPTION OF PROPERTY


The Property includes mineral claim located in Langmuir Township, Porcupine Mining Division, Ontario described as follows:


________________________________________________________________________________
AREA                                   RECORD NO.                  HOLDER (100%)
________________________________________________________________________________















________________________________________________________________________________


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                                  SCHEDULE "B"

                               AGREEMENTS/OPTIONS


THERE WILL BE A 5% NSR IN FAVOR OF THE VENDOR. ICONET INC MAY PURCHASE 2% FOR 2 MILLION DOLLARS US IN ONE LUMP SUM AT ANYTIME .